Exhibit (32.1)
Certification pursuant Section 906

            CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                   AND CHIEF FINANCIAL OFFICER
               PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report on Form 10-QSB of DataLogic International, Inc (the "Company") for the quarterly period ended March 31, 2006 (the "Report"), each of the undersigned hereby certifies in his capacity as Chief Executive Officer and Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 22, 2006                  /s/ Keith Moore
                                    ------------------------------------
                                    Title: Chief Executive Officer,
                                    Chief Operating Officer and Director
                                    (Principal Executive Officer)



Date: May 22, 2006                  /s/ Khanh Nguyen
                                    ------------------------------------
                                    Title: President, Chief Financial
                                    Officer, and Director
                                    (Principal Financial Officer)